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                                                                 EXHIBIT - 10.64

                                 FIFTH AMENDMENT

         THIS FIFTH AMENDMENT (the "Amendment") is made and entered into as of the 18th day of November, 2003, by and between CA-THE CONCOURSE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord"), and BROCADE COMMUNICATIONS SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS

A. Landlord (as successor by conversion to EOP-The Concourse, L.L.C., a Delaware limited liability company, the successor in interest to Spieker Properties, L.P., a California limited partnership) and Tenant are parties to that certain lease dated December 17, 1999, which lease has been previously amended by instruments dated February 16, 2000 (the "First Amendment"), August 11, 2000 (the "Second Amendment"), November 30, 2000 (the "Third Amendment") and November ___, 2003 (the "Fourth Amendment") (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 271,387 rentable square feet (the "Premises") comprised of (i) all of the rentable area, approximately 210,667 rentable square feet ("Original Premises"), in the building commonly known as The Concourse VI located at 1745 Technology Drive, San Jose, California ("Building VI"), (ii) 39,043 rentable square feet (the "Expansion Premises") described as Suite Nos. 250, 260, 500 on the 2nd, and 5th floors of the building commonly known as The Concourse V located at 1741 Technology Drive, San Jose, California ("Building V"), and (iii) 21,667 rentable square feet (the "Second Expansion Premises") described as Suite No. 300 on the 3rd floor of Building V, in the project commonly known as The Concourse.

B. Tenant and Landlord mutually desire that the Lease be amended on and subject to the following terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. AMENDMENT. Retroactively effective as of the date of the Second Amendment, Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

         A. Scheduled Term Expiration Date. The parties agree that the "Scheduled Term Expiration Date", unless sooner terminated in accordance with the Lease, shall mean August 31, 2010.

         B. Section 1, "Rent", of the Second Amendment, shall be deleted in its entirety and replaced with the following:

                  "A. RENT. Subject to the provisions of Paragraphs 2.B, Base Rent, net of Operating Expenses per Paragraph 7 of this Lease and net of any "additional rent" otherwise due under this Lease, for the Premises shall be as follows:

                           1. ORIGINAL PREMISES FROM TERM COMMENCEMENT DATE THROUGH

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                                    SCHEDULED TERM EXPIRATION DATE. As of the
                                    Term Commencement Date, the schedule of Base
                                    Rent payable with respect to the Original
                                    Premises during the Term is the following:

                                                                    MONTHLY
                                             PERIOD                BASE RENT
                                    (09/01/00) - (08/31/01)       $516,159.00
                                    (09/01/01) - (08/31/02)       $531,643.00
                                    (09/01/02) - (08/31/03)       $547,593.00
                                    (09/01/03) - (08/31/04)       $564,020.00
                                    (09/01/04) - (08/31/05)       $580,941.00
                                    (09/01/05) - (08/31/06)       $598,369.00
                                    (09/01/06) - (08/31/07)       $616,320.00
                                    (09/01/07) - (08/31/08)       $634,810.00
                                    (09/01/08) - (08/31/09)       $653,854.00
                                    (09/01/09) - (08/31/10)       $673,470.00

                                    All such Base Rent shall be payable by
                                    Tenant in accordance with the terms of the Lease.

                           2 EXPANSION PREMISES FROM EXPANSION PREMISES TERM COMMENCEMENT DATE THROUGH SCHEDULED TERM EXPIRATION DATE. As of the Expansion Premises Term Commencement Date, the schedule of Base Rent payable with respect to the Expansion Premises during the balance of the Term is the following:

                                                                    MONTHLY
                                             PERIOD                BASE RENT
                                    (09/01/00) - (08/31/01)       $111,273.00
                                    (09/01/01) - (08/31/02)       $114,611.00
                                    (09/01/02) - (08/31/03)       $118,049.00
                                    (09/01/03) - (08/31/04)       $121,591.00
                                    (09/01/04) - (08/31/05)       $125,238.00
                                    (09/01/05) - (08/31/06)       $128,995.00
                                    (09/01/06) - (08/31/07)       $132,865.00
                                    (09/01/07) - (08/31/08)       $136,851.00
                                    (09/01/08) - (08/31/09)       $140,957.00
                                    (09/01/09) - (08/31/10)       $145,185.00

                                    All such Base Rent shall be payable by
                                    Tenant in accordance with the terms of the Lease.

                           3 SECOND EXPANSION PREMISES FROM SECOND EXPANSION PREMISES TERM COMMENCEMENT DATE THROUGH SCHEDULED TERM EXPIRATION DATE. As of the Second Expansion Premises Term Commencement Date, the schedule of Base Rent payable with respect to the Second Expansion Premises during the balance of the Term is the following:

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                                                                   MONTHLY
                                             PERIOD               BASE RENT
                                    (01/01/01) - (12/31/01)      $104,002.00
                                    (01/01/02) - (12/31/02)      $107,122.00
                                    (01/01/03) - (12/31/03)      $110,335.00
                                    (01/01/04) - (12/31/04)      $113,645.00
                                    (01/01/05) - (12/31/05)      $117,055.00
                                    (01/01/06) - (12/31/06)      $120,566.00
                                    (01/01/07) - (12/31/07)      $124,183.00
                                    (01/01/08) - (12/31/08)      $127,909.00
                                    (01/01/09) - (12/31/09)      $131,746.00
                                    (01/01/10) - (08/31/10)      $135,698.00

                                    All such Base Rent shall be payable by
                                    Tenant in accordance with the terms of the Lease.

                           4 TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES. For the period commencing on the Second Expansion Premises Term Commencement Date and ending on the Scheduled Term Expiration Date, Tenant shall pay for Tenant's Proportionate Share of Operating Expenses in accordance with the terms of the Lease."

         C. Deleted Provisions. Section 3, "Rent", of First Amendment of the Lease and Section 1, "Rent", of Second Amendment to Lease are hereby deleted in their entirety and are of no further force and effect.

II.      MISCELLANEOUS.

         A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. Landlord and Tenant acknowledge and agree that this Amendment is intended as a clarification of the Base Rent payable under the Lease only and does not in any way modify Tenant's rent obligations under the Lease. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment or the Lease.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

         D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

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         E.       The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

         F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

         G. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                           LANDLORD:

                           CA-THE CONCOURSE LIMITED PARTNERSHIP, A
                           DELAWARE LIMITED PARTNERSHIP

                           By: EOM GP, L.L.C., a Delaware limited liability
                               company, its general partner

                               By: Equity Office Management, L.L.C., a
                                   Delaware limited liability company,
                                   its non-member manager

                                   By:    /s/ John W. Petersen
                                          --------------------------------------
                                   Name:  John W. Petersen
                                   Title: Regional Senior Vice President

                           TENANT:

                           BROCADE COMMUNICATIONS SYSTEMS, INC., A
                           DELAWARE CORPORATION

                           By:    /s/ Antonio Canova
                                  ----------------------------------------------
                           Name:  Antonio Canova
                           Title: CFO

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